SUMMARY PROSPECTUS
RUSSELL GLOBAL OPPORTUNISTIC CREDIT FUND

February 29, 2012, as supplemented through May 8, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at http://hosted.rightprospectus.com/Russell/. You can also get this information at no cost by calling 1-800-290-2604 or by sending an e-mail to: RussellProspectuses@RRD.com. For other information please call 1-800-787-7354. The Fund’s Prospectus and SAI, both dated February 29, 2012, as supplemented through May 8, 2012, and the Fund’s most recent shareholder report, dated October 31, 2011, are all incorporated by reference into this Summary Prospectus.

Share Class:	Class A	Class C	Class E	Class S	Class Y
Ticker:	RGCAX	RGCCX	RCCEX	RGCSX	RGCYX

Investment Objective (Non-Fundamental)

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Funds. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges section and the More About Deferred Sales Charges section beginning on pages 169 and 171, respectively, of the Prospectus, and the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 24 of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C, E, S, Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None
Maximum Deferred Sales Charge (Load)*	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None

*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
Advisory Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.33%	0.58%	0.58%	0.33%	0.15%
Total Annual Fund Operating Expenses	1.58%	2.33%	1.58%	1.33%	1.15%
Less Fee Waivers and Expense Reimbursements	(0.36)%	(0.36)%	(0.36)%	(0.36)%	(0.27)%
Net Annual Fund Operating Expenses	1.22%	1.97%	1.22%	0.97%	0.88%

(See footnotes on next page)

#	“Other Expenses,” “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” have been restated to reflect the Fund’s proportionate share of the operating expenses of any other fund, including the Russell U.S. Cash Management Fund, in which the Fund invests. “Less Fee Waivers and Expense Reimbursements” and “Net Annual Fund Operating Expenses” have been restated to remove the effect of non-contractual waivers that were in effect for the fiscal year ended October 31, 2011.

Until February 28, 2013, RIMCo has contractually agreed to waive 0.27% of its 1.00% advisory fee. This waiver may not be terminated during the relevant period except with Board approval.

Until February 28, 2013, RFSC has contractually agreed to waive 0.09% of its transfer agency fees for Class A, C, E and S Shares. This waiver may not be terminated during the relevant period except with Board approval.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements. The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

	Class A Shares	Class C Shares	Class E Shares	Class S Shares	Class Y Shares
1 Year	$495	$200	$124	$99	$90
3 Years	$821	$693	$464	$386	$339
5 Years	$1,170	$1,213	$826	$694	$607
10 Years	$2,154	$2,638	$1,848	$1,570	$1,373

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 126% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies of the Fund

The Fund invests principally in bonds. The Fund invests in various tactical global bond opportunities including high yield debt securities, emerging markets debt securities (including Brady Bonds), corporate debt securities, Yankee Bonds (dollar denominated obligations issued in the U.S. by non-U.S. banks and corporations), government securities (including non-U.S. and emerging markets sovereign debt) and investment grade securities. The Fund may invest, without limitation in debt securities that are rated below investment grade (commonly referred to as high yield or “junk bonds”). The Fund may invest without limitation in securities denominated in foreign currencies, in U.S. dollar-denominated securities of foreign issuers and in emerging markets debt securities. The Fund also purchases loans and other direct indebtedness. The Fund may enter into repurchase agreements. The Fund invests in certain types of derivative instruments, including synthetic foreign fixed income securities. A money manager may seek to protect its investments for the Fund against adverse currency exchange rate changes by purchasing forward currency contracts. The Fund may also engage in currency transactions for speculative purposes.

A portion of the Fund’s net assets may be “illiquid” securities. The Fund is classified as a “non-diversified fund” under the Investment Company Act which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in bonds. The Fund employs a multi-manager approach whereby portions of the Fund are allocated to different money managers. Fund assets not allocated to money managers are managed by Russell Investment

Management Company (“RIMCo”). The Fund usually, but not always, pursues a strategy to be fully invested by exposing its cash reserves to the performance of appropriate markets or market/sector returns by purchasing fixed income securities and/or derivatives, which typically include total return swaps and index credit default swaps. RIMCo may seek to manage risk in the Fund’s investment portfolio by increasing cash reserves, not being fully invested, buying and selling portfolio securities, and through the use of various instruments, including futures, options, swaps, and short-term investments. Please refer to the “Investment Objective and Investment Strategies” section in the Fund’s Prospectus for further information.

Principal Risks of Investing in the Fund

An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:

•

Active Management. The securities selected for the portfolio may decline in value. Additionally, securities selected may cause a Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIMCo will effectively assess a Fund’s portfolio risk and it is possible that its judgments regarding a Fund’s risk profile may prove incorrect which could lead to underperformance.

•

Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.

•

Fixed Income Securities. Prices of fixed income securities generally rise and fall in response to, among other things, interest rate changes. The Fund could lose money if the issuer or guarantor of a fixed income security or other issuer of credit support is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In addition, fixed income securities may be downgraded in credit rating or go into default.

•

Non-Investment Grade Fixed Income Securities (High Yield or “Junk Bonds”). Non-investment grade fixed income securities involve higher volatility and higher risk of default than investment grade bonds.

•

U.S. and Non-U.S Corporate Debt Securities Risk. Investments in U.S. and non-U.S. corporate debt securities are subject to interest rate risk and market risk, and are affected by perceptions of the creditworthiness and business prospects of individual issuers. Non-U.S. corporate debt securities may expose the Fund to greater risk than investments in U.S. corporate debt securities.

•	Government Issued or Guaranteed Securities, U.S. Government Securities. Bonds issued or guaranteed by a government are subject to inflation risk, price depreciation risk and default risk.

•

Loans and Other Direct Indebtedness. Loans and other direct indebtedness involve the risk that payment of principal, interest and other amounts due in connection with these investments may not be received.

•	Repurchase Agreements. Repurchase agreements are subject to the risk that the sellers may not be able to pay the agreed-upon repurchase price on the repurchase date.

•

Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.

•

Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.

•	Yankee Bonds and Yankee CDs. Issuers are not necessarily subject to the same regulatory requirements that apply to U.S. corporations and banks.

•

Synthetic Foreign Equity/Fixed Income Securities. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or its value. These instruments may also be subject to liquidity risk, foreign risk and currency risk. In addition, the exercise or settlement date may be affected by certain market disruption events which could cause the local access products to become worthless if the events continue for a period of time.

•

Derivatives. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

•

Forward Currency Contracts. If forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

•	Leveraging Risk. Leverage tends to exaggerate the effect of any increase or decrease in the value of a security.

•

Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.

•

Illiquid Securities. An illiquid security may be difficult to sell quickly and at a fair price, which could cause the Fund to realize a loss on the security if it was sold at a lower price than that at which it had been valued.

•

Liquidity Risk. The market for certain investments may become illiquid under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market.

•	Market Volatility. Volatile financial markets can result in greater market and liquidity risk and potential difficulty in valuing portfolio instruments.

•

Economic and Market Events Risk. Global economies and financial markets are becoming increasingly interconnected and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

•	Government Intervention in and Regulation of Financial Markets. Changes in government regulation may adversely affect the value of a security.

•

Increased Government Debt. A high national debt level may increase market pressures to meet government funding needs, by driving debt costs higher, causing the U.S. treasury to sell additional debt with shorter maturity periods, and increasing refinancing risk. Unstable debt values could cause declines in currency valuation and create certain systemic risks.

•

Large Redemptions. The Fund is used as an investment by certain funds of funds and in asset allocation programs and may have a large percentage of its Shares owned by such funds or held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

•

Non-Diversification Risk. To the extent the Fund invests a relatively high percentage of its assets in the securities of a single issuer or group of issuers, the Fund’s performance will be more vulnerable to changes in the market value of that single issuer or group of issuers, and more susceptible to risks associated with a single economic, political or regulatory occurrence.

Please refer to the “Risks” section in the Fund’s Prospectus for further information.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart illustrates the risks of investing in the Fund by showing how the performance of the Fund’s Class S Shares varies from year to year over a 10-year period (or if the Fund has not been in operation for 10 years, since the beginning of the Fund’s operations). The returns (both before and after tax) for other Classes of Shares offered by this Prospectus may be lower than the returns shown in the bar chart, depending upon the fees and expenses of those Classes.

The highest and lowest returns for a full quarter during the periods shown in the bar chart are set forth next to the bar chart.

The table accompanying the bar chart further illustrates the risks of investing in the Fund by showing how the Fund’s average annual returns for the periods shown compare with the returns of one or more indexes that measure broad market performance. After-tax returns are shown only for one class. The after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns reflect foreign tax credits passed by the Fund to its shareholders thereby increasing total returns after taxes on distributions and total returns after taxes on distributions and sale of Fund Shares. If the Fund has realized capital losses, the total return after taxes on distributions and sale of Fund Shares may be higher than the total return before taxes and the total return after taxes on distributions. For more information, see the Performance Notes section in the Fund’s Prospectus.

Past performance, both before-tax and after-tax, is no indication of future results. More current performance information is available at www.russell.com.

Class S Calendar Year Total Returns

Average annual total returns for the periods ended December 31, 2011	1 Year	Since Inception*
Return Before Taxes, Class A	(0.53)%	(0.15)%
Return Before Taxes, Class C	2.63%	2.26%
Return Before Taxes, Class E	3.30%	2.96%
Return Before Taxes, Class Y	3.79%	3.41%
Return Before Taxes, Class S	3.60%	3.25%
Return After Taxes on Distributions, Class S	1.32%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares, Class S	2.34%	1.56%
Bank of America Merrill Lynch Global High Yield Index (USD hedged)** (reflects no deduction for fees, expenses or taxes)	2.63%	4.51%
Bank of America Merrill Lynch Global High Yield Index (USD unhedged)** (reflects no deduction for fees, expenses or taxes)	2.63%	3.81%

*	The Fund first issued Class A, C, E, S and Y Shares on October 1, 2010.
**	Effective January 1, 2012, RIMCo changed the Fund’s primary benchmark from the Bank of America Merrill Lynch Global High Yield Index (USD unhedged) to the Bank of America Merrill Lynch Global High Yield Index (USD hedged). RIMCo believes that the USD hedged index is a more appropriate benchmark for the Fund.

Management

Investment Adviser

The Fund’s investment adviser is RIMCo. Unlike most investment companies that have a single organization that acts as investment adviser, the Fund divides responsibility for investment advice between RIMCo and a number of unaffiliated money managers. The money managers for the Fund are:

•	DDJ Capital Management LLC

•	Oaktree Capital Management, L.P.
•	Stone Harbor Investment Partners LP

Portfolio Manager

Keith Brakebill, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Brakebill has managed the Fund since August 2011.

Additional Information

How to Purchase Shares

Unless you are eligible to participate in a Russell employee investment program, Shares are only available through a select network of Financial Intermediaries. Class E and S Shares of the Fund may only be purchased by specified categories of investors. There is currently no required minimum initial investment for Class A, Class C, Class E or Class S Shares. For Class Y Shares, there is a $10 million minimum initial investment for each account in each Fund. However, for Class Y Shares there is no required minimum initial investment for specified categories of investors. Each Fund reserves the right to close any account whose balance falls below $1,000 and to change the categories of investors eligible to purchase its Shares.

For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds’ Prospectus.

How to Redeem Shares

Shares may be redeemed through your Financial Intermediary on any business day of the Funds (a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must be received by a Fund or an authorized Fund agent prior to 4:00 p.m. Eastern Time or the close of the NYSE, whichever is earlier, to be processed at the net asset value calculated on that day. Please contact your Financial Intermediary for instructions and processing times on how to place redemption requests.

For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds’ Prospectus.

Taxes

In general, distributions from a Fund are taxable to you as either ordinary income or capital gains.

For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds’ Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.

For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds’ Prospectus.

36-08-368 (0512)